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PROXY                                                               EXHIBIT 99.4

                           INTERSTATE HOTELS COMPANY
           FOSTER PLAZA TEN, 680 ANDERSEN DRIVE, PITTSBURGH, PA 15220

  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 30, 1998

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints W. Thomas Parrington, Jr., J. William Richardson and Marvin I. Droz, and each of them, as Proxies of the undersigned, with full power of substitution in each, to represent the undersigned at the Interstate Special Meeting (as defined below) and to vote all shares of Common Stock of Interstate Hotels Company ("Interstate") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Interstate to be held at the Pittsburgh Airport Marriott located at Parkway West-Montour Run Exit, 100 Aten Road, Coraopolis, Pennsylvania, at 10:00 a.m. local time, on March 30, 1998, and at any adjournments or postponements thereof (the "Interstate Special Meeting").

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE INTERSTATE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                                                                SEE REVERSE SIDE


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[X] PLEASE MARK VOTES AS IN THIS EXAMPLE
 THE BOARD OF DIRECTORS OF INTERSTATE RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. To adopt the Agreement and Plan of Merger, dated as of December 2, 1997, by and among Interstate, Patriot American Hospitality, Inc. and Wyndham International, Inc., and approve the transactions contemplated thereby.
                  [_] FOR [_] AGAINST [_] ABSTAIN

2. To consider and act upon any other matters that may properly be brought before the Interstate Special Meeting and at any adjournments or postponements thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A COPY OF THE NOTICE OF THE INTERSTATE SPECIAL MEETING AND THE JOINT PROXY STATEMENT/PROSPECTUS WITH RESPECT THERETO AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

                                     DATED:
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                                     SIGNATURE
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                                     SIGNATURE

                                     NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                     HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                     WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                     ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                     PLEASE GIVE FULL TITLE AS SUCH.